RESTRICTED STOCK AWARD AGREEMENT
Comstock Mining Inc. 2020 Equity Incentive Plan
This Restricted Stock Award Agreement (this “Agreement”) is entered into as of the      day of                         , 20     (the “Grant Date”) by and between Comstock Mining Inc., a Nevada corporation (the “Company”) and                          (the “Participant”).
RECITALS
In consideration of the services performed and to be performed by Participant, the Company has determined that it is in the best interests of the Company to grant Participant an award payable in common stock of the Company pursuant to Section 8 of the Comstock Mining Inc. 2020 Equity Incentive Plan (the “Plan”), which has been approved by the Company’s shareholders, and which common stock shall carry certain restrictions for vesting and delivery to Participant. Capitalized terms used herein shall have the meaning ascribed to them in the Plan, a copy of which is available to Participant from the Company’s human resources department and the terms of the Plan are hereby incorporated into this Agreement by reference.
TERMS AND CONDITIONS OF AWARD
1. Grant of Restricted Stock. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Participant, as of the date hereof (the "Grant Date"), an award of [________] shares of common stock, par value $.000666 per share, of the Company (the "Restricted Stock"). Subject to the terms of this Agreement, the Director shall be entitled to exercise and enjoy all rights and entitlements, and will be subject to all obligations and restrictions, of ownership of the Restricted Stock as set forth in the Company's Certificate of Incorporation, as amended. The Restricted Stock is granted under the Plan and shall be governed by terms of the Plan, the terms of which are incorporated by reference into this Agreement.
2. Vesting. The Restricted Stock will vest as follows: one-third of such shares of Restricted Stock shall vest on January 1, 2022, one-third of such shares of Restricted Stock shall vest on January 1, 2023; and one-third of such shares of Restricted Stock shall vest on January 1, 2024. Upon termination of the Participant's service with the Company for any reason whatsoever, with or without cause, whether voluntarily or involuntarily, all shares of Restricted Stock which had not vested as of the date of such termination will be forfeited and returned to the Company, and all rights of the Participant or the Participant's heirs in and to such shares will terminate, unless the Board of Directors of the Company (the "Board") determines otherwise in its sole and absolute discretion.

3. Delivery of Stock Certificates. If the Restricted Stock vests, stock certificates in the amount of the vested Restricted Stock shall be registered in the name of the Participant and delivered to the Participant or Participant’s legal representative not later than ten days after the date that such Restricted Stock vests.
4. Adjustments. In the event of any change in the outstanding common stock of the Company by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, reorganization, recapitalization, merger, consolidation or similar event, the Committee shall adjust proportionately the number of shares of unvested Restricted Stock and make such other revisions to the Restricted Stock as the Committee deems to be equitably required.
5. Change in Control. In the event of a Change in Control, as defined in the Plan, the vesting of the unvested Restricted Stock shall be accelerated and the Restricted Stock shall be deemed to be 100% vested immediately preceding the consummation of such Change in Control. The Committee may in its discretion and upon at least 10 days’ advance written notice to the Participant, cancel any outstanding unvested Restricted Stock (subject to the consummation of the Change in Control) and pay to the Participant, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the connection with the transaction constituting the Change in Control.
6. Amendment and Termination. This Agreement may be modified by the Company in any manner which is consistent with the Plan, provided that no such amendment shall modify this Agreement in any manner adverse to Participant without Participant’s written consent.
7. Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that section 83 of the Internal Revenue Code of 1986, as amended (the “Code”) taxes as ordinary income the difference between the amount paid for the shares underlying the Restricted Stock and the Fair Market Value of the such shares as of the date any restrictions on the shares lapse pursuant to Section 2 of this Agreement. The Participant understands that the Participant may elect to be taxed at the time the shares of Restricted Stock are granted rather than when and as the restriction period expires by filing an election under section 83(b) of the Code with the Internal Revenue Service within 30 days from the Grant Date. The form for making this election is attached as Exhibit A hereto.
THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE.
8. Miscellaneous.
(a) Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Corporate Secretary, and any notice to be given to Participant shall be addressed to him/her at Participant’s address on the books of the Company. By a notice given pursuant to this Section, either party may designate a different address for notices to be given. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service, or sent by overnight delivery or facsimile.
(b) The laws of the State of Nevada shall govern the interpretation, validity and performance of the terms of this Agreement.

IN WITNESS WHEREOF, the Company has executed this Agreement and Participant has accepted this Agreement, including all of the terms and conditions hereof, which constitute a contract between the Company and Participant, as of the day and year first above written.
____________________________________
Participant

Comstock Mining Inc.

By: ____________________________________
Name:
Title:

Exhibit A
Section 83(b) Election Form
The undersigned taxpayer hereby elects, pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.
(1)

Name of taxpayer who performed the services:

Address:

Social Security Number:

Tax Year for which election is being made:
(2) The property which is the subject of this election is             shares of common stock (“Shares”) of Comstock Mining Inc. (the “Company”).
(3) Date the property was transferred to the undersigned taxpayer:                         ,         .
(4) Forfeiture provision: The Shares are subject to forfeiture to the Company if the taxpayer ceases to provide service to the Company during the restriction period. The forfeiture restriction period lapses in a series of installments according to the following schedule:

Vesting Date	Number of Shares Vested
__________________	_________________
__________________	_________________
__________________	_________________
(5) The fair market value of the Shares at the time of the transfer of the Shares (determined without regard to any restriction other than a non-lapse restriction as defined in section 1.83(h) of the Income Tax Regulations) is $         per Share x         Shares = $            .
(6) The amount paid for the Shares is $         per Share x         Shares = $         aggregate consideration.
(7) The amount to include in gross income is $        . (Note: subtract amount in line 6 from amount in line 5.)
(8) This statement is executed as of                             , 202    .
The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the Company. The undersigned is the person performing the services in connection with which the property was transferred.

______________________________
Taxpayer